SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 6, 2004

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-23186 (Commission File Number)	62-1413174 (IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Office)

(205) 444-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On December 6, 2004, Registrant issued a press release announcing the presentation and update of results with intravenous forodesine hydrochloride in patients with cutaneous T-cell lymphoma, B-cell acute lymphoblastic leukemia (ALL) and T-cell ALL at the American Society of Hematology (ASH). The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        Neither the furnishing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at Registrant’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the Securities and Exchange Commission.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press release dated December 6, 2004 entitled “BioCryst Announces Presentation and Update of Results With Intravenous Forodesine Hydrochloride in Patients with Cutaneous T-cell Lymphoma, B-Cell Acute Lymphoblastic Leukemia (ALL) and T-Cell ALL at the American Society of Hematology (ASH)”.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2004	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Michael A. Darwin Michael A. Darwin Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Item	Description

99.1	Press release dated December 6, 2004 entitled “BioCryst Announces Presentation and Update of Results With Intravenous Forodesine Hydrochloride in Patients with Cutaneous T-cell Lymphoma, B-Cell Acute Lymphoblastic Leukemia (ALL) and T-Cell ALL at the American Society of Hematology (ASH)”.